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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2006

                        FIRST NATIONAL MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)

        Nebraska                 000-50139                 Not applicable
------------------------  ------------------------  ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                 Number)

                    1620 Dodge Street
                      Stop Code 3198
                     Omaha, Nebraska                      68197-3198
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         (Address of principal executive offices)         (Zip Code)

                                 (402)341-0500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

      The registrant hereby files the Monthly Report to Noteholders for the monthly period ending May 31, 2006 as Exhibit 20 to Item 9.01(c) hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      None.

(b)   Pro forma financial information.

      None.

(c)   Exhibits.

      EXHIBIT NO.    DOCUMENT DESCRIPTION

      Exhibit 20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending May 31, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2006     FIRST NATIONAL FUNDING LLC

                          By:  First National Funding Corporation,
                               Managing Member

                          By:  /s/  KARLYN M. KNIERIEM
                               --------------------------------------------
                               Karlyn M. Knieriem, Senior Vice President
                               and Treasurer

Dated:  June 28, 2006     FIRST NATIONAL MASTER NOTE TRUST

                          By:  First National Bank of Omaha,
                               As Servicer of First National Master Note Trust

                          By:  /s/  TIMOTHY D. HART
                               ------------------------------------------
                               Timothy D. Hart, Senior Vice President,
                               Treasurer and Assistant Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

    20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending May 31, 2006